                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14 (c) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Information Statement      [ ] Confidential, for Use of
                                               Commission Only [as permitted by
[X] Definitive Information Statement           Rule 14a-6(e) (2)]

                                   ----------

                         TRANSAMERICA IDEX MUTUAL FUNDS
                (Name of Registrant as Specified in Its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  $125 per Exchange Act Rules 0-11(c) (1) (ii), 14 c-(1) (ii), 14c-5(g).

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

5)   Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: ___________________________________________________

2)   Form, Schedule or Registration Statement No.: _____________________________

3)   Filing Party: _____________________________________________________________

4)   Date Filed: _______________________________________________________________

                  INFORMATION STATEMENT DATED DECEMBER 22, 2006
                   TRANSAMERICA IDEX MUTUAL FUNDS ("TA IDEX")
              ON BEHALF OF TA IDEX BLACKROCK GLOBAL ALLOCATION AND
                        TA IDEX BLACKROCK LARGE CAP VALUE
                 (FORMERLY TA IDEX MERCURY GLOBAL ALLOCATION AND
                 TA IDEX MERCURY LARGE CAP VALUE, RESPECTIVELY)

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL FREE) 1-888-233-4339

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY

     This information statement is being furnished to the shareholders invested in TA IDEX BlackRock Global Allocation ("Global Allocation Fund") and TA IDEX BlackRock Large Cap Value ("Large Cap Value Fund") (collectively, the "Funds") to provide information regarding the replacement of Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury"), by BlackRock Investment Management, LLC ("BlackRock") as the sub-adviser of the Funds and the change of the Funds' names from "TA IDEX Mercury Global Allocation" to "TA IDEX BlackRock Global Allocation" and "TA IDEX Mercury Large Cap Value" to "TA IDEX BlackRock Large Cap Value." On behalf of the Funds, the Board of Trustees (referred to herein as the "Board" or "Trustees") approved a new sub-advisory agreement effective October 3, 2006 between Transamerica Fund Advisors, Inc. ("TFAI") and BlackRock. A copy of the approved sub-advisory agreement relating to the Funds is attached hereto as Exhibit A (the "Sub-Advisory Agreement").

     This information statement is provided in lieu of a proxy statement to shareholders of record as of October 3, 2006, pursuant to the terms of an exemptive order (the "Order") issued by the U.S. Securities and Exchange Commission ("SEC") on August 5, 1998. The Order permits TFAI to hire new non-affiliated sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated sub-advisers) with the approval of the Board, including a majority of Trustees who are not parties to the agreement or interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of TA IDEX or the parties to the sub-advisory agreement ("Independent Trustees"), without obtaining shareholder approval. This information statement will be mailed beginning on or about December 22, 2006.

     As a matter of regulatory compliance, you are receiving this information statement, which describes the management structure of the Funds and the terms of the Sub-Advisory Agreement as approved by the Trustees of TA IDEX.

     TA IDEX, a series mutual fund consisting of several separate investment funds, is an open-end management investment company registered under the 1940 Act, and is organized as a Delaware statutory trust. The principal executive office of TA IDEX is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

                               GENERAL INFORMATION

     On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("ML & Co.") completed a transaction to merge Merrill Lynch's investment management business ("MLIM"), operated by certain affiliates including the Funds' former sub-adviser, Mercury, and BlackRock, Inc. to create BlackRock, a new independent company (the "Transaction"). The Transaction was deemed to result in an "assignment" of the sub-advisory agreements between Mercury and TFAI, which caused these sub-advisory agreements to terminate.

     The Board of Trustees of the Funds has approved a new sub-advisory agreement between TFAI and BlackRock. The Sub-Advisory Agreement with BlackRock has substantially the same terms as the sub-advisory agreements with Mercury, including the services provided and the sub-advisory fee to be paid by TFAI to BlackRock (except that for purposes of calculating the investment sub-advisory fee payable to BlackRock, average daily net assets of the Large Cap Value Fund will be determined on a combined basis with the same named fund managed by BlackRock for AEGON/Transamerica Series Trust). There has been no change to the investment management teams or the investment programs of the Funds, and none is expected to result from the Transaction.

     Section 15 of the 1940 Act generally requires that a majority of the Funds' outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, TFAI and the Board, on behalf of TA IDEX, may enter into sub-advisory agreements on behalf of certain funds without receiving prior shareholder approval. On February 8, 2002, shareholders of TA IDEX authorized TFAI to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the Sub-Advisory Agreement does not require shareholder consent.

     ML & Co. will pay for the costs associated with preparing and distributing this information statement to the Funds' shareholders.

               DESCRIPTION OF THE MERRILL LYNCH - BLACKROCK MERGER

     Effective September 29, 2006, ML & Co. and BlackRock, Inc. completed a Transaction pursuant to a Transaction Agreement and Plan of Merger ("Transaction Agreement") to combine ML & Co.'s asset management business, including Merrill Lynch Investment Managers, L.P. ("MLIM") and certain affiliates, including Mercury, with that of BlackRock, Inc., to form a new asset management company. BlackRock, Inc. is one of the world's largest asset management firms with over $1 trillion of assets under management based on pro forma combined assets (as of September 30, 2006). ML & Co. owns approximately a 49.8% economic interest (which includes up to a 45% voting interest) in BlackRock, Inc.

     ML & Co., a Delaware corporation formed in 1973, located at 4 World Financial Center, 250 Vesey Street, New York, NY 10080, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. MLIM's asset management capabilities included equity, fixed income, money market, index, enhanced index and alternative investments, which are offered through vehicles


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

such as mutual funds (including the Funds), privately managed accounts, and retail and institutional separate accounts. ML & Co., MLIM and their respective affiliates are sometimes referred to herein as "Merrill Lynch."

     BlackRock, Inc., a Delaware corporation formed in 1988, located at 40 East 52nd St., New York, NY 10022, manages fixed income, cash management, equity and alternative investment products on behalf of institutional and individual investors worldwide.

     In the Transaction Agreement, both BlackRock, Inc. and ML & Co. agreed to conduct their respective businesses and to use their reasonable best efforts to cause their controlled affiliates to conduct their respective businesses in relation to any registered investment companies advised/sub-advised by them in compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act is designed to prevent the imposition of any "unfair burden" on a fund when the fund's investment adviser or sub-adviser receives a profit upon the transfer of its business. Section 15(f) provides a safe harbor with respect to compensation received by an investment adviser or sub-adviser in connection with the sale of an investment advisory relationship by permitting the adviser or an affiliated person of the adviser to receive "any amount or benefit" in connection with a sale of securities of, or any interest in, the adviser subject to two protective provisions. In connection with the Transaction, this means with respect to TA IDEX that (i) for a period of three years following the closing of the Transaction, at least 75% of the Board members of TA IDEX will not be "interested persons" (as defined in the 1940 Act) of ML & Co. or BlackRock, Inc., and (ii) no "unfair burden" is imposed on TA IDEX as a result of the Transaction. An "unfair burden" includes any arrangement during two years after the Transaction closes whereby ML & Co. or BlackRock, Inc., or any affiliate, receives any compensation directly or indirectly (i) from any person in connection with sales of securities or other property to, from, or on behalf of, TA IDEX, other than bona fide ordinary compensation as principal underwriter, or (ii) from TA IDEX for other than bona fide investment advisory or other services. ML & Co. and BlackRock, Inc. believe that, in the view of the SEC, the payment by TA IDEX of any of the costs associated with the Transaction (including costs of this information statement) may be considered to be an unfair burden. Consequently, the Transaction Agreement provides that ML & Co. will bear the expenses of this information statement. In addition, ML & Co. and BlackRock, Inc. have agreed under the terms of the Transaction Agreement to conduct and use reasonable best efforts to cause their respective affiliates to conduct their respective businesses in compliance with the conditions of Section 15(f) in relation to TA IDEX.

                             THE INVESTMENT ADVISER

     TFAI serves as the investment adviser to the Funds pursuant to investment advisory agreements (the "Advisory Agreements") dated November 7, 2005 as to Global Allocation Fund and June 15, 2004, as to Large Cap Value Fund, each as amended. Each Advisory Agreement was initially approved by the Board for a term of two years and remains in effect if approved annually thereafter in accordance with the terms of the 1940 Act.

     Prior to the Transaction, the Advisory Agreement for Global Allocation Fund was last approved by the Trustees, including a majority of the Independent Trustees, on July 26, 2005, and the Advisory Agreement for Large Cap Value Fund was last approved by the Trustees, including a majority of the Independent Trustees, on

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November 2, 2005. The Advisory Agreement for Global Allocation Fund was approved by the Fund's shareholders on December 6, 2005 and the Advisory Agreement for Large Cap Value Fund was approved by the Fund's shareholders on March 1, 2005.

     TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company, whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON, N.V., a Netherlands corporation and publicly traded international insurance group.

     TFAI's Directors and Principal Executive Officer, together with their principal occupations, are listed in Exhibit B. No Officer or Trustee of TA IDEX (who is not a director of TFAI) owns securities or has any other material direct or indirect interest in TFAI or is a person controlling, controlled by or under common control with TFAI.

                        TERMS OF THE ADVISORY AGREEMENTS

     Pursuant to the Advisory Agreements, TFAI is subject to the supervision of the Trustees and, in conformity with the stated policies of TA IDEX, manages the operations of the Funds and oversees the composition of the Funds, including the purchase, retention and disposition of the Funds' securities. TFAI is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of TA IDEX and each fund thereof. TFAI continues to have responsibility for all investment advisory services furnished pursuant to any such sub-advisory agreement. For its services, TFAI is compensated by Global Allocation Fund at the following annual rates: 0.80% of the first $100 million of the Fund's average daily net assets and 0.72% of the Fund's average daily net assets in excess of $100 million. TFAI is compensated by Large Cap Value Fund at the following annual rates: 0.80% of the first $250 million of the Fund's average daily net assets; 0.775% of the Fund's average daily net assets over $250 million up to $750 million; and 0.75% of the Fund's average daily net assets in excess of $750 million.

     During the Funds' most recently completed fiscal year ended October 31, 2006, TFAI received a total of $2,233,747 for service as Global Allocation Fund's investment adviser and $3,544,934 for service as Large Cap Value Fund's investment adviser. The amount of investment management fees paid to TFAI had the new sub-advisory agreements been in place during the entirety of the Funds' most recently completed fiscal year would have been the same.

     TFAI reviews the performance of all sub-advisers, and makes recommendations to the Trustees with respect to the retention and renewal of agreements. In connection therewith, TFAI is obligated to keep certain books and records of TA IDEX. TFAI also administers the business affairs of TA IDEX and, in connection therewith, furnishes TA IDEX with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, TA IDEX's custodian, and Transamerica Fund Services, Inc., TA IDEX's transfer and dividend disbursing agent. The management services of TFAI for TA IDEX are not exclusive under the terms of the Advisory Agreement, and TFAI is free to, and does, render management services to others.

     In connection with its management of the business affairs of TA IDEX, TFAI bears the following expenses: (a) the salaries and expenses of all TFAI and TA IDEX personnel, except the fees and expenses of the Independent Trustees; (b) all expenses incurred by TFAI or by TA IDEX in connection with managing the ordinary course of TA IDEX's business, other than those assumed by TA IDEX; and
(c) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between TFAI and such sub-adviser.

     The Advisory Agreements provide that TFAI will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreements continue in effect for an initial period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually thereafter in conformity with the 1940 Act. The Advisory Agreements also provide that they will terminate automatically if assigned and may be terminated without penalty by the TA IDEX Trustees, by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by TFAI, upon 60 days' written notice to TA IDEX.

     TFAI acts as investment adviser to the following investment companies, in addition to TA IDEX: AEGON/Transamerica Series Trust and Transamerica Income Shares, Inc.

                     INFORMATION CONCERNING THE SUB-ADVISER

     As a result of the Transaction, BlackRock is one of the largest publicly traded investment management-specific firms in the United States on the basis of combined assets under management (as of September 30, 2006). Its shares of common stock are listed on the New York Stock Exchange, Inc. The board of directors of BlackRock consist of 17 members (nine independent, four BlackRock management, two Merrill Lynch and two PNC Financial Services Group, Inc.). The audit, nominating and compensation committees of the board consist exclusively of independent directors. The strategic rationale for the Transaction was to bring together the highly complementary strengths of MLIM and BlackRock, Inc. The Transaction was designed to bring together the best of both organizations.

     BlackRock is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. BlackRock is a registered investment adviser and a subsidiary of BlackRock, Inc. Exhibit C sets forth certain information concerning the Members and Principal Executive Officer(s) of BlackRock. No Officer or Trustee of TA IDEX is an Officer, Manager, Member, employee or shareholder of BlackRock or has any other material information direct or indirect interest in BlackRock, or is a person controlling, controlled by or under common control with BlackRock. Exhibit D sets forth certain information regarding each registered investment company advised or sub-advised by BlackRock with an investment objective and strategy similar to the Funds.

                       TERMS OF THE SUB-ADVISORY AGREEMENT

     The following summary of the Sub-Advisory Agreement is qualified in its entirety by reference to the copies of the Sub-Advisory Agreement attached as Exhibit A to this Information Statement.

     The Sub-Advisory Agreement provides that, subject to TFAI's and the Board's supervision, BlackRock is responsible for managing the investment operations of the corresponding Fund and for making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, BlackRock also provides TFAI with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board may reasonably request. Under the Sub-Advisory Agreement relating to Global Allocation Fund, BlackRock is compensated by TFAI (not the Fund) at an annual rate of 0.44% of the first $100 million of the Fund's average daily net assets and 0.32% of the Fund's average daily net assets over $100 million. Under the Sub-Advisory Agreement relating to Large Cap Value Fund, BlackRock is compensated by TFAI (not the Fund) at an annual rate of 0.35% of the first $250 million of the Fund's average daily net assets; 0.325% of the Fund's average daily net assets from $250 up to $750 million; and 0.30% of average daily net assets over $750 million. For purposes of calculating the sub-advisory fees payable under the Sub-Advisory Agreement applicable to the Large Cap Value Fund, average daily net assets are determined on a combined basis with the same named fund managed by BlackRock for AEGON/Transamerica Series Trust, another mutual fund.

     During the Funds' most recently completed fiscal year ended October 31, 2006, TFAI paid to Mercury (up to September 30, 2006) and BlackRock (after September 30, 2006) an aggregate compensation equal to $1,063,819 for services rendered to the Global Allocation Fund and an aggregate compensation of $1,518,192 for services rendered to the Large Cap Value Fund. The aggregate amount of investment management fees paid by TFAI had the Sub-Advisory Agreements been in place during the Funds' most recently completed fiscal year would have been the same for Global Allocation Fund, and $1,423,620 for Large Cap Value Fund.

     The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, BlackRock will not be liable for any act or omission in connection with its activities as the sub-adviser for the Funds.

               BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENTS

     At an in person meeting of the Board held on October 3, 2006, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board considered and approved the proposed Sub-Advisory Agreements. In reaching their decision, the Trustees requested and obtained from TFAI and BlackRock such information as the Trustees deemed reasonably necessary to evaluate the Sub-Advisory Agreement. The Trustees also carefully considered the information that they have received throughout the year from TFAI and Mercury, the Funds' prior sub-adviser, as part of their regular oversight of the Funds and information provided to them about the Transaction and the anticipated increased capacities of BlackRock. In

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considering the approval of the Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Fund counsel and independent legal counsel and their own business judgment, to be relevant. The Trustees also took into consideration that they would reconsider the Sub-Advisory Agreement in more detail during their November 2006 meeting, at which time they also would consider the renewal of the Advisory Agreements. The Trustees based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

     THE NATURE, EXTENT AND QUALITY OF THE SUB-ADVISORY SERVICES TO BE PROVIDED:
The Board considered the nature and quality of services provided by Mercury in the past, as well as the services expected to be provided by BlackRock in the future. The Board noted that the portfolio management team of each Fund would remain unchanged after the Transaction. The Board also noted that Mercury had been capable of providing high quality services to the Funds in the past and that the same management teams should continue to provide the same high quality services to the Funds in the future. The Board considered that the Transaction would result in a larger advisory firm, which may give the portfolio management teams even more resources to manage the Funds. Accordingly, the Trustees concluded that, overall, they were satisfied at the present time with the assurances from BlackRock as to the expected nature, extent and quality of the services to be provided to the Funds under the Sub-Advisory Agreement.

     THE INVESTMENT PERFORMANCE OF THE FUNDS: The Board took into consideration that it had concluded in the past that Mercury was capable of generating a level of investment performance that is appropriate in light of the Funds' investment objectives, policies and strategies and competitive with many other investment companies. As the Funds' portfolio management teams of the Funds would remain unchanged as a result of the Transaction, the Board concluded that BlackRock also should be capable of providing an appropriate level of investment performance in the future. The Board further noted that it would have the opportunity to review detailed performance information, including comparative information against benchmark indices and other comparable funds, at the Board meeting in November.

     THE COSTS OF ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY: The Board carefully considered the Funds' sub-advisory fees which are paid by TFAI to BlackRock under the Sub-Advisory Agreement. The Board noted that they had carefully considered in the past TFAI's profitability information regarding TFAI's cost of procuring portfolio management services, as well as the actual or anticipated costs of providing administrative, transfer agency, fund accounting and other services to the Funds and to TA IDEX as a whole by TFAI and its affiliates. The Trustees then noted that based on this information, it had concluded that the level of fees and the actual or anticipated expense ratios of the Funds were generally consistent with industry averages and that the level of advisory fees payable by the Funds would remain unchanged as a result of the Transaction. The Trustees noted that under the Sub-Advisory Agreement applicable to the Large Cap Value Fund, for purposes of calculating the investment sub-advisory fees payable to BlackRock, average daily net assets of the Fund would be determined on a combined basis with the same named fund managed by the sub-


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adviser for AEGON/Transamerica Series Trust, which should increase TFAI's profit margin and lower the effective sub-advisory fee rate paid by TFAI with respect to this fund.

     WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE AND THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS: The Board took into consideration that it had concluded in the past that the Funds' management fees, which will remain unchanged as a result of the Transaction, appropriately reflect the Funds' current sizes, the current economic environment for TFAI and the sub-adviser and the competitive nature of the investment company market. The Board noted that the Funds' management and sub-advisory fees contain asset-based breakpoint, which would continue to benefit investors by realizing economies of scale in the form of lower management fees as the level of assets grows. The Board finally noted that it would have the opportunity to reexamine whether each Fund has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to BlackRock, in the near future.

     BENEFITS (SUCH AS SOFT DOLLARS) TO BLACKROCK FROM ITS RELATIONSHIPS WITH THE FUNDS: The Board took into consideration that it had concluded in the past that other benefits derived by TFAI or BlackRock from its relationship with the Funds are reasonable and fair, and are consistent with industry practice and the best interests of the Funds and their shareholders and that it would consider this issue again in the near future. The Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Funds, and that BlackRock will participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by each Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of "soft-dollar" arrangements BlackRock may engage in with respect to the Funds' portfolio brokerage transactions.

     OTHER CONSIDERATIONS: The Board determined that the Transaction should increase BlackRock's resources and could contribute to improving the quality of the services that it renders to the Funds. The Board noted that BlackRock made a commitment to retain the Funds' portfolio management teams, which the Board considers to be composed of high quality personnel. The Board further concluded that BlackRock should continue to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders, as Mercury did in the past.

     Based upon their review of the information requested and provided, and after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, approved the Sub-Advisory Agreement and the appointment of BlackRock as the Funds' sub-adviser.

                              SHAREHOLDER PROPOSALS

     As a general matter, TA IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

     Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not,


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

however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

                                     REPORTS

     TA IDEX will furnish, without charge, a copy of its most recent annual and semi-annual report to shareholders upon request. Any such request should be directed to TA IDEX by calling the number or by writing to the address shown on the front of this information statement.

                             ADDITIONAL INFORMATION

     Service Providers. TFAI, TA IDEX's investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TA IDEX's principal underwriter and distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

     Delivery of Certain Documents. As permitted by law, only one copy of this information statement generally is being delivered to shareholders residing at the same address, unless such shareholders have notified TA IDEX of their desire to receive multiple copies of the shareholder reports, proxy statements and information statements TA IDEX sends. If you would like to receive an additional copy, please contact TA IDEX by calling the number or by writing the address shown on the front of this information statement. TA IDEX will then promptly deliver, upon request, a separate copy of the information statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of TA IDEX's shareholder reports, proxy statements and information statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

By Order of the Board of Trustees
Dennis P. Gallagher, Esq.
Senior Vice President, Secretary and General Counsel
Transamerica IDEX Mutual Funds
St. Petersburg, Florida

December 22, 2006


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

Exhibit A - Sub-Advisory Agreement Relating to TA IDEX BlackRock Global
               Allocation and TA IDEX BlackRock Large Cap Value
Exhibit B - Directors and Principal Executive Officer of TFAI
Exhibit C - Members and Principal Executive Officer of BlackRock
Exhibit D - Similar Funds Information


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

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                        TRANSAMERICA FUND ADVISORS, INC.
                                       AND
                      BLACKROCK INVESTMENT MANAGEMENT, LLC

     SUB-ADVISORY AGREEMENT, made as of the 3rd day of October 2006, between Transamerica Fund Advisors, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida, and BlackRock Investment Management, LLC ("Sub-Adviser"), a Limited Liability Corporation organized and existing under the laws of the State of Delaware.

     WHEREAS, the Investment Adviser acts as an investment adviser to Transamerica IDEX Mutual Funds ("Transamerica IDEX"), a Delaware statutory trust that is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to investment advisory agreements dated March 1, 2005 for TA IDEX BlackRock Large Cap Value (formerly, TA IDEX Mercury Large Cap Value) and November 7, 2005 for TA IDEX BlackRock Global Allocation (formerly, TA IDEX Mercury Global Allocation) (the "Advisory Agreements");

     WHEREAS, Transamerica IDEX is authorized to issue shares of each of TA IDEX BlackRock Large Cap Value and TA IDEX BlackRock Global Allocation (each, a "Fund"; collectively, the "Funds"), separate series of Transamerica IDEX;

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to each of the Funds and the Sub-Adviser is willing to furnish such services.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

     1.   APPOINTMENT.

     Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. By this Agreement, the Investment Adviser authorizes Sub-Adviser to: (i) trade and deal in any and all securities as Sub-Adviser may, in its discretion, select in its performance of duties hereunder; and (ii) establish and deal through accounts with one or more parties, including, but not limited to, securities brokers and dealers, banks and custodians, as Sub-Adviser may select to effect the transactions contemplated herein. The discretionary authority granted herein shall remain in full force and effect until Sub-Adviser receives written notice of its termination or the termination of this Agreement.

     2.   DUTIES OF THE SUB-ADVISER.

          A. Investment Sub-Advisory Services. Subject to the supervision of the Transamerica IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of each Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Transamerica IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus") and provided to Sub-Adviser, and such other limitations as directed by the appropriate officers of the Investment Adviser or Transamerica IDEX by notice in writing to the Sub-Adviser (collectively, "Fund Policies"). The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with the Fund's Policies. In furtherance of these duties, the Sub-Adviser, on behalf of each Fund, is authorized, in its discretion and without prior consultation with the respective Fund or the Investment Adviser, to:

     (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

     (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

          B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

     (1) furnish continuous investment information, advice and recommendations to Transamerica IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which each Fund may own or contemplate acquiring from time to time; and

     (2) furnish oral or written reports, as Transamerica IDEX may reasonably request, in order to keep Transamerica IDEX and its officers and Board fully informed as to the condition of the investment securities of each Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations.

     (3) furnish such statistical and analytical information and reports as may reasonably be requested by Transamerica IDEX from time to time.

          C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Transamerica IDEX Declaration of Trust and By-Laws, as each may be amended or supplemented and provided to the Sub-Adviser; the currently effective Registration Statement (as defined below) as provided to the Sub-Adviser; and with the written instructions and directions of the Board and the Investment Adviser that are provided to the Sub-Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Investment Adviser shall, subject to the Sub-Adviser's compliance with its obligations, remain responsible for each Fund's overall compliance with the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

          D. Litigation. The Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in either of the Funds, including, without limitation, to file proofs of claim or other documents related to such proceedings (the "Litigation"), or to investigate, initiate, supervise, or monitor the Litigation involving Fund assets, and the Investment Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Sub-Adviser agrees that it shall provide the Investment Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Investment Adviser.

     3.   COMPENSATION.

          For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee as specified in Schedule A of this Agreement. Such fee will be computed daily and payable no later than the tenth (10th) business day following the end of each month, from the Investment Adviser, calculated at an annual rate based on the respective Fund's average daily net assets. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs. The Investment Adviser may from time to time waive the compensation it is entitled to receive from Transamerica IDEX; however, any such waiver will have no effect on the Investment Adviser's obligation to pay the Sub-Adviser the compensation provided for herein.

     4.   DUTIES OF THE INVESTMENT ADVISER.

          A. The Investment Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of each the Fund.

          B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

          (1) The Transamerica IDEX Declaration of Trust, as in effect on the date hereof and as amended from time to time ("Trust");

          (2) The By-Laws of Transamerica IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

          (3) Certified resolutions of the Board of Transamerica IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

          (4) The Transamerica IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to each Fund and its shares and all amendments thereto ("Registration Statement");

          (5) The Transamerica IDEX Prospectus (as defined above);

          (6) A certified copy of any publicly available financial statement or report prepared for Transamerica IDEX by certified or independent public accountants, and copies of any financial statements or reports made by each Fund to its shareholders or to any governmental body or securities exchange;

          (7) An executed copy of the Investment Advisory Agreement; and

          (8) A list of each affiliated person (and any affiliated person of such an affiliated person) of the Investment Adviser.

     The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials, procedures adopted by the Board applicable to the Sub-Adviser ("Board Procedures"), or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement. Until Investment Adviser delivers any such amendment or supplement to the documents listed in this section 4.B., to the Fund Policies or to the Board Procedures, the Sub-Adviser shall be fully protected in relying on the most recent versions of such documents or policies previously furnished to the Sub-Adviser.

          C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales and marketing literature, or other material prepared for distribution to shareholders of the Funds or the public, which refer to the Funds, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials without the prior written consent of the Sub-Adviser, which shall not be unreasonably withheld. The Sub-Adviser agrees to respond to the Investment Adviser within fifteen business days (or such other time as may be mutually agreed) after receipt thereof to signify its consent or rejection.

     5.   BROKERAGE.

          A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of each Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Sub-Adviser may utilize one or more of its affiliates as broker for transactions for each Fund. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having exercised its discretionary authority pursuant to this section 5.

          B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Investment Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

          C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by each Fund shall be placed in accordance with the standards set forth in the Advisory Agreement, as provided to Sub-Adviser.

          D. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including
Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder, the Sub-Adviser may engage its affiliates, the Investment Adviser and its affiliates or any other sub-adviser to each respective Fund and its respective affiliates, as broker-dealers or futures commission merchants to effect transactions in securities and other investments for such Fund.

          E. The Adviser acknowledges that Sub-Adviser may invest cash balances of each respective Fund in one or more money market funds that are managed by the Sub-Adviser or any of its affiliates which arrangements Sub-Adviser agrees will comply with applicable federal and state laws and rules concerning affiliated transactions and the conditions imposed by the Securities and Exchange Commission in ICA Release No. 25100 (August 3, 2001).

     6.   OWNERSHIP OF RECORDS.

     The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act, and the rules and regulations promulgated thereunder, with respect to transactions on behalf of Transamerica IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Funds are the property of Transamerica IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Funds and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) to surrender promptly to Transamerica IDEX any records that it maintains for the Funds upon written request by Transamerica IDEX; provided, however, the Sub-Adviser may retain copies of such records.

     7.   REPORTS.

     The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

     8.   SERVICES TO OTHER CLIENTS.

     Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person or entity thereof, to render investment management, investment advisory and corporate administrative services to other investment companies or other managed accounts, to act as investment manager or investment adviser or counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, employee, partner, agent, controlling person, limited partner and any other person or entity affiliated with the Sub-Adviser, who may also be a director, officer, or employee of Transamerica IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or (iii) the freedom of the Sub-Adviser or any director, officer, employee, partner, agent, controlling person, limited partner or other person or entity affiliated with the Sub-Adviser, to buy, sell or trade any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties, responsibilities, and obligations under this Agreement, or are in violation of any applicable federal and state laws and regulations.

     9.   SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

     The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or adviser, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to each Fund.

     10.  REPRESENTATIONS OF SUB-ADVISER.

     The Sub-Adviser represents, warrants, and agrees as follows:

          A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

          B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and Transamerica IDEX with a copy of such code of ethics, together with evidence of its adoption.

          C. The Sub-Adviser has provided the Investment Adviser and Transamerica IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

     11.  REPRESENTATIONS OF INVESTMENT ADVISER.

     The Investment Adviser represents, warrants and agrees as follows:

          A. The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that either prevents the Investment Adviser from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise or disqualifies it from serving in its designated capacities with respect to the Funds.

          B. The Investment Adviser acknowledges that it has received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Funds.

          C. Each Fund is registered as an open-end management investment company under the 1940 Act and that each Fund's shares are registered under the Securities Act of 1933 and under any applicable state securities laws.

          D. The Investment Adviser hereby acknowledges that in performing its obligations pursuant to this agreement Sub-Adviser will be acting in reliance on the information provided by Investment Adviser relating to the financial condition, tax status, and investment objectives of each Fund and Transamerica IDEX. The Investment Adviser represents and warrants to Sub-Adviser that all such information is, and will be, accurate in all material respects, and that Investment Adviser will not fail to disclose any information which, if omitted, might render the information misleading.

     12.  LIABILITY AND INDEMNIFICATION.

     A. The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor any affiliated person of the Sub-Adviser, its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     B. Subject to the foregoing, the Sub-Adviser shall indemnify and hold harmless the Investment Adviser, each Fund and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including, without limitation, reasonable attorney's fees) arising or resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not be liable to the Investment Adviser, it officers, directors, agents, employees, controlling persons or shareholders or the Funds or their shareholders for (i) any acts of the Investment Adviser or any other sub-adviser to Transamerica IDEX with respect to the portion of the assets of Transamerica IDEX not managed by the Sub-Adviser and (ii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Investment Adviser, including, but not limited to, failure of the Investment Adviser to provide accurate and current information with respect to records maintained by Investment Adviser or any other sub-adviser to Transamerica IDEX relevant to the Funds.

     C. The Investment Adviser shall indemnify and hold harmless the Sub-Adviser, and its trustees/directors, officers, employees or agents, from any and all claims, losses, expenses, obligations and liabilities (including, without limitation, reasonable attorney's fees) arising or resulting from the Investment Adviser's violation of applicable law, willful misfeasance, bad faith or gross negligence in Investment Adviser's performance of its respective obligations or by reason of Investment Adviser's reckless disregard of its respective obligations and duties under this Agreement. The Investment Adviser acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by each Fund or that such Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

     13.  TERM OF AGREEMENT.

     This Agreement shall become effective upon the date first above written. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of each Fund; and (b) in either event, by the vote, cast in person at a meeting of the Board called for the purpose of voting on such approval, of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to Transamerica IDEX, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

     14.  NOTICES.

     Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

     If to Transamerica IDEX:

          Transamerica IDEX Mutual Funds
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Attn: Dennis P. Gallagher
          Telephone: (727) 299-1821
          Fax: (727) 299-1832

     If to the Investment Adviser:

          Transamerica Fund Advisors, Inc.
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Attn: Dennis P. Gallagher
          Telephone: (727) 299-1821
          Fax: (727) 299-1832

     If to the Sub-Adviser:

          BlackRock Investment Management, LLC
          800 Scudders Mill Road
          Plainsboro, NJ 08536
          Attn: General Counsel
          Fax: (609) 282-2021

     15.  TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Investment Adviser or by the Funds' Board by giving 60 days' advance written notice of such termination to the Sub-Adviser provided that, if terminated by each respective Fund, such termination is approved by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund, or per the terms of any applicable exemptive order under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

     16.  AMENDMENT OF AGREEMENT.

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Funds.

     17.  SUB-ADVISER NAME.

     It is understood and hereby agreed that "BlackRock" and any derivative or logo or trademark or service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates for copyright and other purposes and may not be used by the Investment Adviser without Sub-Adviser's prior written approval. The Investment Adviser further agrees that, in the event that the Sub-Adviser shall cease to act as an investment adviser with respect to the investment of assets allocated to a Fund, both the Investment Adviser and each Fund shall promptly take all necessary and appropriate action to change their product names to names which do not include "BlackRock" or any derivative or logo or trademark or service mark or trade name, provided, however, that the Investment Adviser and the Funds may continue to use the word "BlackRock" or any derivative or logo or trademark or service mark or trade name if the Sub-Adviser consents specifically in writing to such use.

     18.  EXPENSES.

     The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement, excluding determination of net asset value per share, fund accounting and shareholder accounting services. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Investment Adviser or the Funds, including, without limitation: (a) interest expenses of each Fund and taxes levied against a Fund or any of its property, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Funds, (c) fees and expenses of any custodian, transfer agent and other service providers who are not employees of the Sub-Adviser and (d) fees of the Funds' independent public accountants.

     19.  CONFIDENTIAL RELATIONSHIP.

     All information and advice furnished by either party to the other pursuant to this Agreement shall be kept confidential; and shall not be disclosed to any other person, except as may be necessary or appropriate to permit Sub-Adviser to perform its duties hereunder, or as may be required by law, or by the rules of securities industry self regulatory organizations such as stock exchanges and the National Association of Securities Dealers, Inc.

     20.  MISCELLANEOUS.

          A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

          B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

          D. Interpretation. Nothing herein contained shall be deemed to require Transamerica IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of Transamerica IDEX.

          E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

     The parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:

                                        TRANSAMERICA FUND ADVISORS, INC.


By:                                     By: /s/ John K. Carter
    ---------------------------------       ------------------------------------
Name:                                   Name: John K. Carter
      -------------------------------   Title: President & Chief Executive
Title:                                         Officer
       ------------------------------


ATTEST:

                                        BLACKROCK INVESTMENT MANAGEMENT, LLC


By:                                     By: /s/ Donald C. Burke
    ---------------------------------       ------------------------------------
Name:                                   Name: Donald C. Burke
      -------------------------------   Title: Managing Director
Title:
       ------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

                 FUND                         SUB-ADVISER COMPENSATION
                 ----                         ------------------------
TA IDEX BLACKROCK GLOBAL ALLOCATION   0.44% of assets up to $100 million of
                                      the Fund's average daily net assets; and
                                      0.32% of the Fund's average daily net
                                      assets in excess of $100 million

TA IDEX BLACKROCK LARGE CAP VALUE     0.35% of the first $250 million of the
                                      Fund's average daily net assets; 0.325%
                                      of the Fund's average daily net assets
                                      over $250 million up to $750 million;
                                      and 0.30% of the Fund's average daily
                                      net assets in excess of $750 million*

* The fees payable for TA IDEX BlackRock Large Cap Value will be based upon the average daily net assets, on a combined basis, for both TA IDEX BlackRock Large Cap Value and the BlackRock Large Cap Value portfolio of AEGON/Transamerica Series Trust.

                                    EXHIBIT B

        DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER(S) OF TRANSAMERICA FUND
                                 ADVISORS, INC.

The address of each director and principal executive officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

NAME AND POSITION WITH
THE INVESTMENT ADVISER                      PRINCIPAL OCCUPATION/POSITION
----------------------                      -----------------------------
John K. Carter                      President and Chief Executive Officer, TA
Director, President,                IDEX, ATST, and TIS; Director, President and
Chief Executive Officer             Chief Executive Officer, TFS; Vice
Secretary and Chief                 President, AFSG Securities Corporation;
Compliance Officer                  Chief Executive Officer, Transamerica
                                    Investors, Inc. ("TII").

Dennis P. Gallagher                 Sr. Vice President, General Counsel &
Director, Senior Vice President,    Secretary, TA IDEX, ATST and TIS; Vice
General Counsel and Secretary       President and Secretary, TII; Director, Sr.
                                    Vice President, General Counsel & Secretary,
                                    TFS

Christopher A. Staples              Senior Vice President - Investment
Director and Senior Vice            Management, TA IDEX, ATST and TIS; Vice
President - Investment Management   President - Investment Administration TII.

T. Gregory Reymann, II              Chief Compliance Officer and Senior Vice
Senior Vice President and Chief     President, ATST, TA IDEX and TIS; Chief
Compliance Officer                  Compliance Officer and Vice President, TII;
                                    Vice President & Senior Counsel, TFS

Carol A. Sterlacci                  Senior Vice President and Treasurer, TFS
Senior Vice President, Chief
Financial Officer and Treasurer

                                    EXHIBIT C

 MEMBERS AND PRINCIPAL EXECUTIVE OFFICER(S) OF BLACKROCK INVESTMENT MANAGEMENT,
                                      LLC

     The address of each of the following persons is 800 Scudders Mill Road, Plainsboro, NJ 08536.

    NAME AND POSITION WITH
           BLACKROCK                                OTHER COMPANY                                POSITION WITH OTHER COMPANY
    ----------------------        ----------------------------------------------------   -------------------------------------------
Steven Buller, Chief Financial    BlackRock, Inc., New York, NY                          Chief Financial Officer and Managing
Officer and Managing Director                                                            Director

                                  BlackRock Advisors, LLC, Wilmington, DE                Chief Financial Officer and Managing
                                                                                         Director

                                  BlackRock Advisors Holdings, Inc., New York, NY        Chief Financial Officer and Managing
                                                                                         Director

                                  BlackRock Capital Management, Inc., Wilmington, DE     Chief Financial Officer and Managing
                                                                                         Director

                                  BlackRock Finco UK, Ltd., London, England              Director

                                  BlackRock Funding, Inc., Wilmington, DE                Chief Financial Officer and Managing
                                                                                         Director

                                  BlackRock Funding International, Ltd.,                 Chief Financial Officer and Managing
                                  Cayman Islands                                         Director

                                  BlackRock Institutional Management Corporation,        Chief Financial Officer and Managing
                                  Wilmington, DE                                         Director

                                  BlackRock International Holdings, Inc., New York,      Chief Financial Officer and Managing
                                  NY                                                     Director

                                  BlackRock International, Ltd, Edinburgh, Scotland      Chief Financial Officer and Managing
                                                                                         Director

                                  BlackRock Financial Management, Inc., New York, NY     Chief Financial Officer and Managing
                                                                                         Director

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     Chief Financial Officer and Managing
                                                                                         Director

                                  BlackRock Portfolio Investments, LLC, Wilmington,      Chief Financial Officer and Managing
                                  DE                                                     Director

                                  BlackRock US Newco, Inc., Wilmington, DE               Chief Financial Officer and Managing
                                                                                         Director

                                  State Street Research and Management Company,          Chief Financial Officer and Managing
                                  Boston, MA                                             Director

                                  SSRM Holdings, Inc., Boston, MA                        Chief Financial Officer and Managing
                                                                                         Director

Robert P. Connolly, General       BlackRock, Inc., New York, NY                          General Counsel, Managing Director and
Counsel, Managing                                                                        Secretary
Director and Secretary

                                  BlackRock Advisors, LLC, Wilmington, DE                General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock Advisors Holdings, Inc., New York, NY        General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock Capital Management, Inc., Wilmington, DE     General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock Funding, Inc., Wilmington, DE                General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock Funding International, Ltd., Cayman          General Counsel, Managing Director and
                                  Islands                                                Secretary

                                  BlackRock Institutional Management Corporation,        General Counsel, Managing Director and
                                  Wilmington, DE                                         Secretary

                                  BlackRock International Holdings, Inc., New York, NY   General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock International, Ltd, Edinburgh, Scotland      General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock Investments, Inc., New York, NY              General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock Financial Management, Inc., New York, NY     General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   General Counsel, Managing Director and
                                                                                         Secretary

                                  BlackRock US Newco, Inc., Wilmington, DE               General Counsel, Managing Director and
                                                                                         Secretary

                                  State Street Research and Management Company,          General Counsel, Managing Director and
                                  Boston, MA                                             Secretary

                                  SSRM Holdings, Inc., Boston, MA                        General Counsel, Managing Director and
                                                                                         Secretary

Laurence D. Fink, Chairman,       BlackRock, Inc., New York, NY                          Chairman, Chief Executive Officer and
Chief Executive                                                                          Director
Officer and Director

                                  BlackRock Advisors, LLC, Wilmington, DE                Chairman and Chief Executive Officer

                                  BlackRock Advisors Holdings, Inc., New York, NY        Chairman, Chief Executive Officer and
                                                                                         Director

                                  BlackRock Capital Management, Inc, Wilmington, DE      Chairman and Chief Executive Officer

                                  BlackRock Funding, Inc., Wilmington, DE                Chairman and Chief Executive Officer

                                  BlackRock Funding International, Ltd., Cayman          Chairman, Chief Executive Officer and
                                  Islands                                                Director

                                  BlackRock Funds, Wilmington, DE                        Trustee

                                  BlackRock Institutional Management Corporation,        Chairman and Chief Executive Officer
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   Chairman and Chief Executive Officer

                                  BlackRock International, Ltd, Edinburgh, Scotland      Chief Executive Officer and Director

                                  BlackRock Investments, Inc., New York, NY              Chairman, Chief Executive Officer and
                                                                                         Director

                                  BlackRock Financial Management, Inc., New York, NY     Chairman and Chief Executive Officer

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     Chief Executive Officer

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   Chief Executive Officer

                                  BlackRock US Newco, Inc., Wilmington, DE               Chairman and Chief Executive Officer

                                  State Street Management & Research Company,            Chairman, Chief Executive Officer and
                                  Boston, MA                                             Director

                                  State Street Research Investment Services, Inc.,       Director
                                  Boston, MA

                                  SSRM Holdings, Inc., Boston, MA                        Chairman, Chief Executive Officer and
                                                                                         Director

Robert S. Kapito, Vice Chairman   BlackRock, Inc., New York, NY                          Vice Chairman and Director
and Director

                                  BlackRock Advisors, LLC, Wilmington, DE                Vice Chairman

                                  BlackRock Advisors Holdings, Inc., New York, NY        Vice Chairman and Director

                                  BlackRock Closed-End Funds, Wilmington, DE             President and Trustee

                                  BlackRock Capital Management, Inc., Wilmington, DE     Vice Chairman and Director

                                  BlackRock Funding, Inc., Wilmington, DE                Vice Chairman and Director

                                  BlackRock Funding International, Ltd., Cayman          Vice Chairman and Director
                                  Islands

                                  BlackRock Institutional Management Corporation,        Vice Chairman and Director
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   Vice Chairman and Director

                                  BlackRock International, Ltd, Edinburgh, Scotland      Vice Chairman and Director

                                  BlackRock Investments, Inc., New York, NY              Director

                                  BlackRock Financial Management, Inc., New York, NY     Vice Chairman

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     Vice Chairman and Director

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   Vice Chairman

                                  BlackRock Realty Advisors, Inc., Florham Park, NJ      Director

                                  BlackRock US Newco, Inc., Wilmington, DE               Vice Chairman

                                  State Street Management & Research Company,            Vice Chairman and Director
                                  Boston, MA

                                  State Street Research Investment Services, Inc.,       Director
                                  Boston, MA

                                  SSRM Holdings, Inc., Boston, MA                        Vice Chairman and Director

Ralph L. Schlosstein, President   BlackRock, Inc., New York, NY                          President and Director
and Director

                                  Anthracite Capital, Inc., New York, NY                 Director

                                  BlackRock Advisors, LLC, Wilmington, DE                President and Director

                                  BlackRock Advisors Holdings, Inc., New York, NY        President and Director

                                  BlackRock Closed-End Funds, Wilmington, DE             Chairman and Trustee

                                  BlackRock Liquidity Funds, Wilmington, DE              Chairman and President

                                  BlackRock Capital Management, Inc., Wilmington, DE     President and Director

                                  BlackRock Funding, Inc., Wilmington, DE                President and Director

                                  BlackRock Funding International, Ltd., Cayman          President and Director
                                  Islands

                                  BlackRock Institutional Management Corporation,        President and Director
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   President and Director

                                  BlackRock International, Ltd, Edinburgh, Scotland      President and Director

                                  BlackRock Investments, Inc., New York, NY              Director

                                  BlackRock Financial Management, Inc., New York, NY     President

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     President and Director

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   President

                                  BlackRock Realty Advisors, Inc., Florham Park, NJ      Chairman and Director

                                  BlackRock US Newco, Inc., New York, NY                 President

                                  State Street Management & Research Company,            President and Director
                                  Boston, MA

                                  State Street Research Investment Services, Inc.,       Director
                                  Boston, MA

                                  SSRM Holdings, Inc., Boston, MA                        President and Director

Charles Hallac, Vice Chairman     BlackRock, Inc., New York, NY                          Vice Chairman

                                  BlackRock Advisors, LLC, Wilmington, DE                Vice Chairman

                                  BlackRock Advisors Holdings, Inc., New York, NY        Vice Chairman

                                  BlackRock Capital Management, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Co., Ltd., Tokyo, Japan                      Director

                                  BlackRock Funding, Inc., Wilmington, DE                Vice Chairman

                                  BlackRock Funding International, Ltd., Cayman Islands  Vice Chairman

                                  BlackRock Institutional Management Corporation,        Vice Chairman
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   Vice Chairman

                                  BlackRock International, Ltd., Edinburgh, Scotland     Vice Chairman

                                  BlackRock Financial Management, Inc., New York, NY     Vice Chairman

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   Vice Chairman

                                  BlackRock US Newco, Inc., New York, NY                 Vice Chairman

                                  State Street Management & Research Company,            Vice Chairman
                                  Boston, MA

                                  SSRM Holdings, Inc., Boston, MA                        Vice Chairman

Barbara Novick, Vice Chairman     BlackRock, Inc., New York, NY                          Vice Chairman

                                  BlackRock Advisors, LLC, Wilmington, DE                Vice Chairman

                                  BlackRock Advisors Holdings, Inc., New York, NY        Vice Chairman

                                  BlackRock Capital Management, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Funding, Inc., Wilmington, DE                Vice Chairman

                                  BlackRock Funding International, Ltd., Cayman          Vice Chairman
                                  Islands

                                  BlackRock Institutional Management Corporation,        Vice Chairman
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   Vice Chairman

                                  BlackRock International, Ltd., Edinburgh, Scotland     Vice Chairman

                                  BlackRock Investments, Inc., New York, NY              Vice Chairman

                                  BlackRock Financial Management, Inc., New York, NY     Vice Chairman

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   Vice Chairman

                                  BlackRock US Newco, Inc., New York, NY                 Vice Chairman

                                  State Street Management & Research Company,            Vice Chairman
                                  Boston, MA

                                  SSRM Holdings, Inc., Boston, MA                        Vice Chairman

Keith Anderson, Vice Chairman     BlackRock, Inc., New York, NY                          Vice Chairman

                                  BlackRock Advisors, LLC, Wilmington, DE                Vice Chairman

                                  BlackRock Advisors Holdings, Inc., New York, NY        Vice Chairman

                                  BlackRock Capital Management, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Funding, Inc., Wilmington, DE                Vice Chairman

                                  BlackRock Funding International, Ltd., Cayman          Vice Chairman
                                  Islands

                                  BlackRock Institutional Management Corporation,        Vice Chairman
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   Vice Chairman

                                  BlackRock International, Ltd., Edinburgh, Scotland     Vice Chairman

                                  BlackRock Financial Management, Inc., New York, NY     Vice Chairman

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   Vice Chairman

                                  BlackRock US Newco, Inc., New York, NY                 Vice Chairman

                                  State Street Management & Research Company,            Vice Chairman
                                  Boston, MA

                                  SSRM Holdings, Inc., Boston, MA                        Vice Chairman

Susan Wagner, Vice Chairman and   BlackRock, Inc., New York, NY                          Vice Chairman and Chief Operating Officer
Chief Operating Officer

                                  BlackRock Advisors, LLC, Wilmington, DE                Vice Chairman and Chief Operating Officer

                                  BlackRock Advisors Holdings, Inc., New York, NY        Vice Chairman and Chief Operating Officer

                                  BlackRock Capital Management, Inc., Wilmington, DE     Vice Chairman and Chief Operating Officer

                                  BlackRock Finco UK, Ltd., London, England              Director

                                  BlackRock Funding, Inc., Wilmington, DE                Vice Chairman and Chief Operating Officer

                                  BlackRock Funding International, Ltd.,                 Vice Chairman and Chief Operating Officer

                                  BlackRock Institutional Management Corporation,        Vice Chairman and Chief Operating Officer
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   Vice Chairman and Chief Operating Officer

                                  BlackRock International, Ltd, Edinburgh, Scotland      Vice Chairman and Chief Operating Officer

                                  BlackRock Financial Management, Inc., New York, NY     Vice Chairman and Chief Operating Officer

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     Vice Chairman and Chief Operating Officer

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   Vice Chairman and Chief Operating Officer

                                  BlackRock US Newco, Inc., Wilmington, DE               Vice Chairman and Chief Operating Officer

                                  State Street Research and Management Company,          Vice Chairman and Chief Operating Officer
                                  Boston, MA

                                  SSRM Holdings, Inc., Boston, MA                        Vice Chairman and Chief Operating Officer

Robert Doll, Vice Chairman        BlackRock, Inc., New York, NY                          Vice Chairman

                                  BlackRock Advisors, LLC, Wilmington, DE                Vice Chairman

                                  BlackRock Advisors Holdings, Inc., New York, NY        Vice Chairman

                                  BlackRock Capital Management, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Funding, Inc., Wilmington, DE                Vice Chairman

                                  BlackRock Funding International, Ltd., Cayman          Vice Chairman
                                  Islands

                                  BlackRock Funds (formerly Merrill Lynch Funds),        Chairman and President
                                  Plainsboro, NJ

                                  BlackRock Institutional Management Corporation,        Vice Chairman
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   Vice Chairman

                                  BlackRock Financial Management, Inc., New York, NY     Vice Chairman

                                  BlackRock Portfolio Holdings, Inc.,  Wilmington, DE    Vice Chairman

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   Vice Chairman

                                  BlackRock US Newco, Inc., Wilmington, DE               Vice Chairman

Robert Fairbairn, Vice Chairman   BlackRock, Inc., New York, NY                          Vice Chairman

                                  BlackRock Advisors, LLC, Wilmington, DE                Vice Chairman

                                  BlackRock Advisors Holdings, Inc., New York, NY        Vice Chairman

                                  BlackRock Asset Management U.K. Limited, London,       Chief Executive Officer, Chairman and
                                  England                                                Director

                                  BlackRock Capital Management, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Funding, Inc., Wilmington, DE                Vice Chairman

                                  BlackRock Funding International, Ltd., Cayman Islands  Vice Chairman

                                  BlackRock Institutional Management Corporation,        Vice Chairman
                                  Wilmington, DE

                                  BlackRock International Holdings, Inc., New York, NY   Vice Chairman

                                  BlackRock Investment Management (Australia) Limited,   Director
                                  Victoria, Australia

                                  BlackRock Investment Management International          Chairman and Director
                                  Limited, London, England

                                  BlackRock Financial Management, Inc., New York, NY     Vice Chairman

                                  BlackRock Investment Management (UK) Limited,          Vice Chairman
                                  London, England

                                  BlackRock Portfolio Holdings, Inc., Wilmington, DE     Vice Chairman

                                  BlackRock Portfolio Investments, LLC, Wilmington, DE   Vice Chairman

                                  BlackRock US Newco, Inc., Wilmington, DE               Vice Chairman

           OTHER FUNDS ADVISED BY BLACKROCK INVESTMENT MANAGEMENT, LLC

     The following table lists certain information regarding similar funds for which BlackRock provides investment advisory services, other than the Funds that are addressed by this Information Statement. All of the information below is given as of the end of the last fiscal year of each fund listed below.

                                                                           ADVISORY FEE          WAIVER, REIMBURSEMENTS,
                                                                       (AS A PERCENTAGE OF           OR REDUCTION OF
                                                                          AVERAGE DAILY               ADVISORY FEE,
                      FUND                        NET ASSETS ($)           NET ASSETS)                    IF ANY
                      ----                        --------------   ---------------------------   -----------------------
1.  FUNDS WITH INVESTMENT OBJECTIVES SIMILAR TO
THOSE OF TA IDEX BLACKROCK GLOBAL ALLOCATION
BlackRock Global Allocation Fund, Inc.             $14.2 Billion   $0 - 2.5 billion - 0.75%                N/A
                                                                   $2.5 - 5 billion - 0.70%
                                                                   $5 - 7.5 billion - 0.65%
                                                                   $7.5 - 10 billion - 0.40%
                                                                   Over $10 billion - 0.60%
BlackRock Global Allocation V.I. Fund of
BlackRock Variable Series Funds, Inc.              $ 746 Million   0.65%                                   N/A

2. FUNDS WITH INVESTMENT OBJECTIVES SIMILAR TO
THOSE OF TA IDEX BLACKROCK LARGE CAP VALUE
BlackRock Large Cap Value Fund of BlackRock
Large Cap Series Funds, Inc.                       $ 2.2 Billion   Less than $1 billion - 0.50%            N/A
                                                                   More than $1 billion - 0.45%
BlackRock Large Cap Value V.I. Fund of
BlackRock Variable Series Funds, Inc.              $ 224 million   0.75%                                   N/A


                                       D-1